Exhibit 32.2

Certification of Chief Financial Officer

I, Eugene J. Midlock, do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(i) the Quarterly Report on Form 10-Q of the Company for the quarterly period ended July 31, 2011, as filed with the Securities and Exchange Commission (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 2, 2011	/s/ Eugene J. Midlock
Eugene J. Midlock
Senior Vice President and Chief Financial Officer